SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                        Date of Report: - March 14, 2000

                                 BIORELEASE CORP.
                                 ---------------
                (Exact name of registrant as specified in charter)


  Delaware                             0-15260                   88-0218411
  --------                             -------                   ----------
Jurisdiction of                    Commission File            I. R. S. Employer
Incorporation                           Number                 Identification
                                                                    Number

               340 Granite Street, Suite 200, Manchester, NH 03102
               ---------------------------------------------------
                    (Address of principal executive offices)

                         Registrant's telephone number:
                                 (603) 641-8443

Item 5.  Other Events

On February 18, 2000, Biorelease Corp filed its quarterly report on Form 10-QSB. In that report the company announced that the record date of March 15, 2000 had been established for determination of the stockholders entitled to notice of and to vote at a special meeting on the approval or disapproval of the PMC transaction. The record date is herein changed to April 30, 2000 pending the review and acceptance of the registration statement with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIORELEASE CORP

                                          /s/ R. Bruce Reeves, President
                                          --------------------------------
Dated: March 14, 2000